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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report: June 20, 1996
                       (Date of earliest event reported)


                            PRICELLULAR CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of Incorporation)

       1-13526                                           13-3784318
(Commission File Number)                      (IRS Employer Identification No.)

                45 Rockefeller Center, New York, New York 10020
                    (Address of principal executive offices)



              Registrant's Telephone Number, including area code:
                                 (212) 459-0800


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ITEM 5.         OTHER EVENTS

                The purpose of this report is to file the financial statements of Horizon Cellular Telephone Company of Monongalia, L.P. for the year ended December 31, 1995 with Report of Independent Auditors.

                The aforementioned financial statements are attached as exhibits to this report and are hereby incorporated by reference herein.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

        27.1 Financial Data Schedule of Horizon Cellular Telephone Company of Monongalia, L.P. for the year ended
                December 31, 1995

        99.1 Financial statements of Horizon Cellular Telephone Company of Monongalia, L.P. for the year ended December 31, 1995 with Report of Independent Auditors



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        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRICELLULAR CORPORATION


                                        By:  /s/ Robert Price
                                           ----------------------------
                                           Robert Price
                                           President


Dated:  June 20, 1996


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                                 EXHIBIT INDEX



Exhibit No.                                                               Page
- -----------                                                               ----

27.1              Financial Data Schedule of Horizon
                  Cellular Telephone Company of
                  Monongalia, L.P. for the year ended
                  December 31, 1995

99.1              Financial statements of Horizon Cellular
                  Telephone Company of Monongalia, L.P. for the year ended December 31, 1995 with Report of Independent Auditors




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